Exhibit 10.4

                                    AGREEMENT
                                     FOR THE
                 EXCHANGE OF STOCK AND ACQUISITION OF A BUSINESS

     THIS AGREEMENT FOR THE EXCHANGE OF STOCK AND ACQUISITION OF A BUSINESS, dated as of October 23, 2007, ("AGREEMENT"), by and between ROYAL TURF CLUB, LTD., a corporation formed under the laws of St. Kitts and Nevis ("RTC"), and the SHAREHOLDERS OF ROYAL TURF CLUB, LTD., (collectively the "RTC Shareholders") and GLOBAL PARI-MUTUEL SERVICES, INC., a Nevada corporation ("GLOBAL"), all collectively referred to as the "Parties".

     WHEREAS, Global, the RTC Shareholders and RTC have each determined that the transactions contemplated by this Agreement, on the terms and conditions of this Agreement, would be advantageous and beneficial to their respective companies and shareholders;

     WHEREAS, the RTC Shareholders shall exchange their shares of Common Stock of RTC (collectively, the "RTC Shares") to Global and, in consideration, Global will exchange to the RTC Shareholders, one million shares of Common Stock owned by Global (the "Global Shares"), thereby making Global the owner of one hundred percent (100%) of RTC.

     NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the Parties hereto agree as follows:

              ARTICLE I--EXCHANGE OF STOCK; ACQUISITION OF BUSINESS

SECTION 1.1 EXCHANGE. Subject to the terms and conditions of this Agreement, at the Closing:

(a.) The RTC Shareholders agree to transfer to Global all of their shares of stock in RTC (the "RTC Shares"), which is one hundred percent (100%) of the shares of RTC.
(b.) Global agrees to transfer to the RTC Shareholders one million shares of Common Stock of Global (the "Global Shares").
(c.) The RTC Shareholders are James Egide, Keith Cannon, James Ough, and Three Star Investments, a St. Kitts and Nevis company.

SECTION 1.2 ACQUISITION OF BUSINESS. By virtue of Global acquiring one hundred percent (100%) of the stock of RTC, Global shall have acquired the entire business of RTC, including but not limited, its goodwill; contracts; property, both real and personal; technology; patents and trademarks; accounts, and records.

SECTION 1.3 THE CLOSING.

(a) Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place as promptly as possible but no later than____________________, or the business day following the day the last of the conditions set forth in Article V shall have been fulfilled or waived (other than those that this Agreement contemplates will be satisfied at or immediately prior to the Closing), whichever is sooner, or at such other time as shall be mutually agreed upon by the Parties (the "Closing Date").
(b) Subject to the conditions set forth in this Agreement, the Parties agree to consummate the following transactions at the Closing:
            (i) Copies of Global's bylaws and resolutions adopted by the board of directors of Global authorizing the execution and delivery of, and performance of the Shareholders' and officers' or directors' obligations under this Agreement, certified by the Secretary or an Assistant Secretary of Global.
            (ii) Copies of RTC's bylaws and resolutions adopted by the board of directors of RTC authorizing the execution and delivery of, and performance of the Shareholders' and officers' or directors' obligations under this Agreement, certified by the Secretary or an Assistant Secretary of RTC.
            (iii) Global shall assign and transfer to the RTC Shareholders the Global Shares, by physically delivering to the RTC Shareholders one (1) or more stock certificates representing the Global Shares being transferred, duly endorsed or accompanied by duly executed stock powers (with a medallion guaranty, if required by the RTC Shareholders' transfer agent) sufficient to validly transfer the Global Shares to the RTC Shareholders; and
            (iv) The RTC Shareholders shall assign and transfer to Global the RTC Shares, by physically delivering to Global one (1) or more stock certificates representing the RTC Shares being transferred, duly endorsed or accompanied by duly executed stock powers sufficient to validly transfer the RTC Shares to Global.

   ARTICLE II--REPRESENTATIONS AND WARRANTIES OF RTC AND THE RTC SHAREHOLDERS

     RTC and the RTC Shareholders represent and warrant to Global that the statements contained in this Article II are true and correct as of the date of this Agreement and will be true and correct as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date).

SECTION 2.1 POWER AND AUTHORITY; ENFORCIBILITY. RTC is a corporation duly organized, validly existing and in good standing under the laws of St. Kitts and Nevis. RTC and the RTC Shareholders have all requisite capacity, power and authority to execute, deliver and perform this Agreement. No other corporate action on the part of RTC is necessary to authorize the execution and delivery by RTC of this Agreement or the consummation by it of the Contemplated Transactions (as defined below). This Agreement has been duly executed and delivered and, upon execution by Global, will constitute a valid and legally binding obligation of RTC and the RTC Shareholders, enforceable against them in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

SECTION 2.2 OWNERSHIP; TRANSFERABILITY. The RTC Shareholders are the legal and beneficial owners of the RTC Shares, free and clear of any Encumbrance or restriction on transfer, other than (i) restrictions under the Act, and (ii) any restrictions reflected in a legend on the certificates representing the RTC Shares.

SECTION 2.3 CONSENTS AND APPROVALS. Neither the execution, delivery and performance of this Agreement by RTC and the RTC Shareholders, nor the consummation by RTC and the RTC Shareholders of any transaction related hereto, including the transfer, sale and delivery of the RTC Shares will require any further consent, approval, license, order or authorization of, filing, registration, declaration or taking of any other action with, or notice to, any person, other than such consents, approvals, filings or actions as may be required under the Federal securities laws which have or will be made.

SECTION 2.4 NO CONFLICTS. The execution and delivery by RTC and the RTC Shareholders of this Agreement and the Transaction Documents to which it is or will become a party do not, and the consummation of the transactions contemplated by this Agreement and the Transaction Documents to which it is or will become a party (the "Contemplated Transactions") shall not, assuming the consents, approvals, filings or actions described in Section 2.3 are made or obtained, as the case may be, (a) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or by-laws of RTC, (b) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which RTC or the RTC Shareholders are a party or by which it or any of its properties or assets may be bound, or (c) conflict or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation of any government, governmental instrumentality or court, domestic or foreign, applicable to RTC or the RTC Shareholders or any of its properties or assets, except in the case of (b) and (c) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not, individually or in the aggregate, materially and adversely affect the RTC Shares being conveyed by RTC and the RTC Shareholders to Global.

SECTION 2.5 PURCHASE ENTIRELY FOR OWN ACCOUNT.
(a) The Global Shares to be received by the RTC Shareholders will be acquired for investment for their own account, and not with a view to the resale or distribution of any part thereof.
(b) The RTC Shareholders have no present intention of selling, granting any participation in, or otherwise distributing the Global Shares, except, in the case of (a) and (b)of this Section 2.5, as permitted by the Act.
(c) The RTC Shareholders are "accredited investors" under Rule 501(a) promulgated under the Act.

SECTION 2.6 RESTRICTED SHARES. The RTC Shareholders understand that the Global Shares are characterized as "restricted securities" under the Federal securities laws and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances.

SECTION 2.7 LEGENDS. It is understood that the certificate(s) evidencing the Global Shares shall bear a legend substantially in the form below:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR WITH ANY STATE SECURITIES COMMISSION, AND MAY NOT BE TRANSFERRED OR DISPOSED OF BY THE HOLDER IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE LAWS AND RULES OR UNLESS SUCH TRANSFER MAY BE EFFECTED WITHOUT VIOLATION OF THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE STATE LAWS AND RULES.

SECTION 2.8 BROKER'S FEES: RTC and the RTC Shareholders are not obligated to pay any fee or commission to any broker, finder or other similar person in connection with the transactions contemplated by this Agreement.

              ARTICLE III--REPRESENTATIONS AND WARRANTIES OF GLOBAL

     Global represents and warrants to RTC and RTC Shareholders that the statements contained in this Article III are true and correct as of the date of this Agreement and will be true and correct as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date).

SECTION 3.1 POWER AND AUTHORITY; ENFORCIBILITY. Global is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada. Global has all requisite capacity, power and authority to execute, deliver and perform this Agreement. No other corporate action on the part of Global is necessary to authorize the execution and delivery by Global of this Agreement or the consummation by it of the Contemplated Transactions. This Agreement has been duly executed and delivered and, upon execution by RTC and the RTC Shareholders, will constitute a valid and legally binding obligation of Global, enforceable against Global in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

SECTION 3.2 OWNERSHIP; TRANFERABILITY. Global is the legal and beneficial owner of the Global Shares, free and clear of any Encumbrance or restriction on transfer, other than (i) restrictions under the Act and (ii) restrictions reflected in a legend on the certificates representing the Global Shares.

SECTION 3.3 CONSENTS AND APPROVALS. Neither the execution, delivery and performance of this Agreement by Global, nor the consummation by Global of any transaction related hereto, including the transfer, sale and delivery of the Global Shares, will require any consent, approval, license, order or authorization of, filing, registration, declaration or taking of any other action with, or notice to, any person, other than such consents, approvals, filings or actions as may be required (a) under the Federal securities laws which have or will be made.

SECTION 3.4 NO CONFLICTS. The execution and delivery by Global of this Agreement and the Transaction Documents to which it is or will become a party do not, and the consummation of the Contemplated Transactions shall not, assuming the consents, approvals, filings or actions described in Section 3.3 are made or obtained, as the case may be, (a) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or by-laws of Global, (b) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Global is a party or by which it or any of its properties or assets may be bound, or (c) conflict or violate any permit, concession, franchise, license, judgment, Order, decree, statute, law, ordinance, rule or regulation of any government, governmental instrumentality or court, domestic or foreign, applicable to Global or any of its properties or assets, except in the case of (b) and (c) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not, individually or in the aggregate, materially and adversely affect the Global Shares being conveyed by Global to the RTC Shareholders.

SECTION 3.5 BROKER'S FEES. Global has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

               ARTICLE IV--CONDITIONS PRECEDENT; RELATED COVENANTS

SECTION 4.1 CLOSING EFFORTS: Each of the Parties hereto shall use its commercially reasonable efforts ("Reasonable Efforts") to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including using its Reasonable Efforts to ensure that (i) its representations and warranties remain true and correct in all material respects through the Closing Date, and (ii) the conditions to the obligations of the other parties to consummate the transaction are satisfied.

SECTION 4.2 CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL: The obligations of Global to exchange the Global Shares for the RTC Shares at the Closing are subject to the fulfillment of the condition that, at the Closing, the representations and warranties of RTC and the RTC Shareholders set forth in this Agreement that are qualified as to materiality shall be true and correct in all respects, and all other representations and warranties of RTC and the RTC Shareholders set forth in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties shall be true and correct as of such date).

SECTION 4.3 CONDITIONS PRECEDENT TO OBLIGATIONS OF RTC and the RTC Shareholders:
The obligations of the RTC Shareholders to exchange the RTC Shares for the Global shares at the Closing are subject to the fulfillment of the condition that, at the Closing, the representations and warranties of Global set forth in this Agreement that are qualified as to materiality shall be true and correct in all respects, and all other representations and warranties of Global set forth in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties shall be true and correct as of such date).

     ARTICLE 5--SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

SECTION 5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants, and obligations of RTC, the RTC Shareholders, and Global set forth in this Agreement and in any certificate, agreement, or instrument delivered in connection with the transactions contemplated hereby, shall survive the Closing for a period of three years.

SECTION 5.2 INDEMNIFICATION. RTC, the RTC Shareholders and Global (individually as, "Company") shall, defend, indemnify, and hold harmless the other and its affiliates and its respective officers, directors, shareholders, agents and employees (individually, a "Company Indemnitee" and collectively the "Company Indemnitees"), from and against any and all claims, losses, deficiencies, liabilities, obligations, damages, penalties, punitive damages, costs, and expenses (including, without limitation, reasonable legal, accounting and consulting fees), whether or not resulting from third party claims (collectively, "Losses"), suffered by a Company Indemnitee, which arise out of or result from:
(a) any inaccuracy or misrepresentation in or breach of any of the representations, warranties, covenants or agreements made by either Company in this Agreement or in any document, certificate or affidavit delivered by the Company pursuant to the provisions of this Agreement;
(b) any obligation, liability, debt or commitment of the Company which is not disclosed herein, whether or not paid by the Company; and
(c) any other matter, including, but not limited to, all acts, omissions and conditions existing or occurring prior to the Closing for which any of the Company Indemnitees is alleged to be liable pursuant to any successor or similar theory of liability.


                ARTICLE VI--GENERAL PROVISIONS; OTHER AGREEMENTS

SECTION 6.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to the conflicts of laws provisions thereof.

SECTION 6.2 HEADINGS. Article and Section headings used in this Agreement are for convenience only and shall not affect the meaning or construction of this Agreement.

SECTION 6.3 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, both written and oral, with respect to the subject matter hereof.

SECTION 6.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by facsimile transmission and shall be binding upon the parties hereto so transmitting their signatures. Counterparts with original signatures shall be provided to the other parties hereto following the applicable facsimile transmission; provided that the failure to provide the original counterpart shall have no effect on the validity or the binding nature of this Agreement.

SECTION 6.5 AMENDMENT. Any term of this Agreement may be modified or amended only by an instrument in writing signed by each of the parties hereto.

SECTION 6.6 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered as of the date set forth above.

ROYAL TURF CLUB, LTD.                       RTC SHAREHOLDERS

By: ____________________________            By: _______________________
    Name and Title                              Name
                                            By: _______________________
GLOBAL PARI-MUTUAL SERVICES, INC.               Name
                                            By: _______________________
By: ___________________________                 Name
    Name and Title                          By: _______________________
                                                Name